                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 27, 1996


                             ERC Industries, Inc.
                             --------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)

       0-14439                                          76-0382879
       -------                                          ----------
(Commission File Number)                      (IRS Employer Identification No.)


15835 Park Ten Place, Suite 115, Houston, Texas                77084
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code  (713) 398-8901
                                                         ----------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits.
         ----------------------------------

     a.  Financial Statements of Businesses Acquired:

         *Financial Statements of Seaboard Lloyd Limited for the financial years ended March 31, 1996 and March 25, 1995, respectively

         Directors' Report
         Statement of directors' responsibilities
         Auditors' Report
         Profit and loss account
         Balance sheet
         Notes

     b.  *Pro Forma Financial Information:

         Introduction
         Pro Forma Consolidated Statement of Income for the Year Ended
          December 31, 1995
         Notes to Pro Forma Consolidated Statements of Income for the Year ended
          December 31, 1995
         Pro Forma Consolidated Statement of Income for the Nine Months ended
          September 30, 1996
         Notes to the Pro Forma Consolidated Statements of income for the Nine
          Months ended September 30, 1996

      c. Exhibits:

         **10.1 Purchase Agreement

------------
*  Filed herewith.
** Previously filed.

                                                        Registered Number 106505








                            Seaboard Lloyd Limited
                  Directors' Report and Financial Statements
                                 31 March 1996

SEABOARD LLOYD LIMITED
--------------------------------------------------------------------------------



DIRECTORS' REPORT AND FINANCIAL STATEMENTS





CONTENTS                                        PAGE


Directors' report                                 2

Statement of directors' responsibilities          5

Auditors' report                                  6

Profit and loss account                           7

Balance sheet                                     8

Notes                                             9

SEABOARD LLOYD LIMITED
-------------------------------------------------------------------------------


DIRECTORS' REPORT

The Directors present their annual report and audited financial statements for the financial year ended 31st March 1996.

The Company's holding company, VSEL Limited was acquired by The General Electric Company, p.l.c. on 30th June 1995 and was re-registered as a Private Limited Company on 2nd January 1996. With effect from 30th June 1995 the Company's ultimate holding company was The General Electric Company, p.l.c.

PRINCIPAL ACTIVITIES

The principal activities of the Company are the design, manufacture, sale and service of wellhead control equipment and subsea products to the oil and gas industry.

BUSINESS REVIEW

The company has continued to experience difficult trading conditions which have placed pressure on margins and resulted in a reduction in turnover in the year.

PROPOSED DIVIDEND AND TRANSFER TO RESERVES

The loss after taxation for the year ended 31st March 1996 amounted to (pound) 525,875 (1995: (pound) 126,592).

The Directors do not recommend the payment of a dividend. (1995: (pound) NIL).

DIRECTORS AND DIRECTORS' INTERESTS

The Directors who served during the year were as follows:

        CN Davies               (resigned 2 December 1995)
        R.D. Holden
        N MacDonald
        R Ruesse
        C Hart
        S McCulloch
        KAW Taggart

SEABOARD LLOYD LIMITED
-------------------------------------------------------------------------------

DIRECTORS' REPORT (continued)

DIRECTORS AND DIRECTORS' INTERESTS (continued)

According to the Register kept by the Company in accordance with Section 325 of the Companies Act 1985, the interests of those persons who were directors at the end of the year in the shares of the Company, its ultimate holding company or its subsidiaries were as follows:

The General Electric Company, plc.
----------------------------------
Options over ordinary shares of 5p each:
----------------------------------------

The GEC Employee 1992 Savings-Related Share Option Scheme
---------------------------------------------------------


                1 April 1995      Options         Options        31 March 1996
                               granted during    exercised
                                  the year    during the year

R. Ruesse            -             6,872             -                 6,872

The options were granted during the year at a subscription price of 251p per share. The options are normally exercisable within six months of 1st April 2001.

The interests of CN Davies and RD Holden are disclosed in the Directors' Report of VSEL Limited.

PAYMENT OF CREDITORS

The Companies Act 1985 (Miscellaneous Accounting Amendments) Regulations 1996 requires the Company to make a statement of its policy on the payment of creditors. The Company seeks the best possible terms from suppliers appropriate to its business and in placing orders, gives consideration to quality, delivery, price and the terms of payment which will be agreed with suppliers when the details of the transaction are settled. The Company will continue to honour its contractual and other legal obligations and to pay creditors on the dates agreed in contracts and purchase orders.

SEABOARD LLOYD LIMITED
-------------------------------------------------------------------------------


AUDITORS

During the year, the Company's auditors, KPMG, resigned and Coopers & Lybrand were appointed in their place. In accordance with Section 384 of the Companies Act 1985, a resolution for the appointment of Coopers & Lybrand as auditors of the Company is to be proposed at the forthcoming Annual General Meeting.


By order of the Board,


KAW Taggart                              2 Old Quarry Road
Company Secretary                        Westfield Industrial Park
                                         Cumbernauld



Date: 12 July 1996

SEABOARD LLOYD LIMITED
-------------------------------------------------------------------------------


STATEMENT OF DIRECTORS RESPONSIBILITIES



Company law requires the Directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the Company and of the profit or loss for that year. In preparing those financial statements, the Directors are required to (a) select suitable accounting policies and then apply them consistently, (b) make judgements and estimates that are reasonable and prudent, (c) state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements, and (d) prepare the financial statements on the going concern basis unless it is inappropriate to presume that the Company will continue in business.

The Directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the Company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They have general responsibility for taking such steps as are reasonably open to them to safeguard the assets of the Company and to prevent and detect fraud and other irregularities.

SEABOARD LLOYD LIMITED
--------------------------------------------------------------------------------

REPORT OF THE AUDITORS TO THE MEMBERS OF SEABOARD LLOYD LIMITED.

We have audited the financial statements on pages 7 to 22.

Respective responsibilities of directors and auditors
As described above the Company's Directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the Directors in the preparation of the financial statements and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion
In our opinion the financial statements give a true and fair view of the state of the Company's affairs as at 31 March 1996 and of its loss for the year then ended and have been properly prepared in accordance with the Companies Act 1985.



Coopers & Lybrand
Chartered Accountants                           Glasgow
Registered Auditors                             Date:  4 September 1996

SEABOARD LLOYD LIMITED
--------------------------------------------------------------------------------

PROFIT AND LOSS ACCOUNT
for the year ended 31 March 1996




                                             Note              1996              1995
                                                             (pound)           (pound)


TURNOVER                                      3              4,523,092         5,956,490
Cost of Sales                                               (3,723,801)       (4,797,614)
                                                            ----------        ----------
GROSS PROFIT                                                   799,291         1,158,876
Other operating expenses (net)                4             (1,244,844)       (1,463,015)
                                                            ----------        ----------

OPERATING LOSS                                                (445,553)         (304,139)
Interest payable and similar charges          8                (65,077)         (170,554)
Interest receivable                                                100                 -
                                                            ----------        ----------

LOST ON ORDINARY ACTIVITIES BEFORE TAXATION   5               (510,530)         (474,693)
Tax on loss on ordinary activities            9                (15,345)          348,101
                                                            ----------        ----------

LOST FOR THE FINANCIAL PERIOD                                 (525,875)         (126,592)
                                                            ==========        ==========



A statement of movements on reserves is given in note 23.

There were no recognised gains or losses in either year other than the retained loss for the financial year.

SEABOARD LLOYD LIMITED
--------------------------------------------------------------------------------

BALANCE SHEET
at 31 March 1996

                                                         1996                                 1995
                                      Note           (pound)         (pound)         (pound)         (pound)

FIXED ASSETS
Intangible assets                      10                             238,329                         284,110
Tangible assets                        11                           1,490,166                       1,689,548
Investments                            12                              47,107                          47,107

CURRENT ASSETS
Stocks                                 13             894,794                        1,101,117
Debtors:
amounts falling due within             14           1,946,140                        1,515,308
one year
Cash at bank and in hand                                1,969                              640
                                                    ---------                        ---------
                                                    2,842,903                        2,617,065
Creditors: amounts falling             15          (2,277,981)                      (1,768,023)
due within one year
                                                    ---------                        ---------

NET CURRENT ASSETS                                                    564,922                         849,042
                                                                    ---------                       ---------

TOTAL ASSETS LESS CURRENT
LIABILITIES                                                         2,340,524                       2,869,807
CREDITORS: amounts falling             16
due after more than one year                                          (56,811)                        (73,219)
DEFERRED INCOME                        17                                   -                               -
PROVISION FOR LIABILITIES AND
CHARGES                                18                             (42,000)                        (29,000)
                                                                    ---------                       ---------
NET ASSETS                                                          2,241,713                      (2,767,588)
                                                                    =========                       =========

CAPITAL AND RESERVES
Called up share capital                20                           2,810,000                       2,810,000
Share premium account                  21                              84,050                          84,050
Profit and loss account                22                            (652,337)                       (126,462)
                                                                    ---------                       ---------
EQUITY SHAREHOLDERS'                   23                           2,241,713                       2,767,588
FUNDS                                                               =========                       =========



These financial statements were approved by the Board of Directors on 12 July 1996 and were signed on its behalf by:



/s/ N MacDonald
---------------------------------
N MacDonald
Chairman

SEABOARD LLOYD LIMITED
--------------------------------------------------------------------------------

NOTES
(forming part of the financial statements)


1.      ACCOUNTING DATE

        The Company made up its financial statements for the financial year ended 31 March 1996 (1995: for the 52 week financial year ended 25 March
        1995).

2.      ACCOUNTING POLICIES

        The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the Company's financial statements.

        Basis of preparation

        The financial statements have been prepared in accordance with applicable accounting standards and under the historical cost accounting rules.

        The Accounting Standards Board has issued Financial Reporting Standard ('FRS') 1, which requires companies to prepare a cash flow statement. However, companies which are wholly owned subsidiary undertakings of a European Community parent are granted exemption by FRS 1 from the requirement to prepare a cash flow statement, provided that certain conditions are met. Seaboard Lloyd Limited is such a subsidiary undertaking and, accordingly, a cash flow statement has not been prepared.

        Consolidated accounts

        As the Company is a wholly owned subsidiary undertaking of The General Electric Company, p.l.c., it is exempt from preparing consolidated accounts.

        Fixed assets and depreciation

        Tangible assets are stated at cost less depreciation.

        The annual depreciation charge is calculated on a straight line basis on cost and is designed to write-off the relevant assets over the following estimated working lives:

        Buildings                -   50 years
        Plant and machinery      - 3-10 years

        Land is not depreciated.

        Intangible fixed assets and amortisation

        Patents, licences, trade marks and similar rights and assets are amortised by the straight line method over a period of ten years.

        Goodwill

        The business and assets of Sealand Industries Limited (formerly Seaboard Lloyd Limited) were transferred to the company on 27 March 1994 for their book value which was less than their fair value. The cost of the Company's investments in the subsidiary undertaking selected the underlying fair value of their net assets and goodwill at the time of acquisition.

SEABOARD LLOYD LIMITED
----------------------------------------------------------------------------

        NOTES (continued)

        ACCOUNTING POLICIES (continued)

        As a result of the transfer, the value of the Company's investments in the subsidiary undertakings fell below the amount at which they were stated in the Company's accounting records. Schedule 4 to the Companies Act 1985 requires that the investments be written down accordingly and that the amount be charged as a loss in the Company's profit and loss account. However, the Directors consider that, as there has been no overall loss to the Company, it would fail to give a true and fair view to charge that diminution to the Company's profit and loss account and it should instead be re-allocated to goodwill and the identifiable net assets transferred, so as to recognise in the company's balance sheet the effective cost of these net assets and goodwill. The goodwill is shown as an intangible asset and amortised over its expected useful economic life.

        Goodwill is written off over a period of ten years from the date of the Company's investment in subsidiary undertakings.

        Stocks

        Stocks are valued at cost or, if less, at estimated net realisable value. Cost comprises direct materials, direct labour and an appropriate proportion of the overheads incurred in bringing the stock to its present location and condition.

        Foreign currencies

        Transactions denominated in foreign currencies are translated into sterling and recorded at the rate of exchange ruling at the date of the transaction. Balances denominated in foreign currencies are translated into sterling at the exchange rates ruling at the balance sheet date and differences on exchange included in the profit and loss account.

        Deferred taxation

        Provision is made for taxation on timing differences between profits computed for taxation purposes and those disclosed in the financial statements only if there is a reasonable probability that such taxation will become payable in the foreseeable future.

        Leased assets

        Assets acquired under finance leases are capitalised at their fair value at the date of inception of the agreement. The capital element repayable within one year is included within creditors due within one year. The total finance charges are allocated over the period of the agreement in accordance with the terms of the lease.

        The cost of operating leases is charged to income in the year of expenditure.

SEABOARD LLOYD LIMITED
--------------------------------------------------------------------------------


        ACCOUNTING POLICIES (continued)

        Government grants

        Regional Selective Assistance Grants received are credited to the profit and loss account over a period of three years.

        Other grants are credited to the profit and loss account on a basis which matches the grants with the costs to which they relate.

        Pension costs

        The Company provides for certain pension benefits by payments to defined contribution insured funds independent from the finances of the Company and contributions are charged against profits.

        Research & Development

        Expenditure incurred in the year is charged to the profit and loss account in full.

3.      ANALYSIS OF TURNOVER

        The turnover stated is the amount receivable (excluding VAT) in respect of goods and services supplied during the financial year.

        The analysis of turnover by geographical market is:


                                        1996            1995
                                      (pound)         (pound)

        United Kingdom               3,531,266       3,108,926
        Rest of EC                      83,125         390,306
        Rest of Europe                 430,056         550,785
        Africa                               -         180,956
        Asia                           275,997         637,626
        Australasia                    201,094       1,080,245
        USA                              1,554           7,646
                                     ---------       ---------
                                     4,523,092       5,956,490
                                     =========       =========

SEABOARD LLOYD LIMITED
-------------------------------------------------------------------------------


NOTES (continued)


4.      OTHER OPERATING EXPENSES (NET)

                                                            1996               1995
                                                           (pound)            (pound)


Distribution Costs                                          360,790             408,490
Administrative expenses                                   1,065,561           1,148,962
Amortisation of goodwill (note 10)                           24,781              24,781
                                                          ---------           ---------
                                                          1,451,132           1,582,233

Other operating income
Government grants: Regional Selective
Assistance (note 17)                                       (175,000)            (58,333)
Other income                                                (31,288)            (60,885)
                                                          ---------           ---------
                                                          1,244,844           1,463,015
                                                          =========           =========


5.      LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                            1996               1995
                                                           (pound)            (pound)

Loss on ordinary activities before taxation is stated after charging

Auditors' remuneration:
        Audit                                                14,500              15,000
        Other Services                                        4,570               6,446
Depreciation and other amounts written off
tangible and intangible fixed assets:
        Owned assets                                        307,046             341,811
        Leased assets                                        41,740              43,296
Other operating leases:
        Property leases                                      37,000              36,200
        Others                                               39,800              53,108
Re-organisation costs                                       114,976             204,152



The total amount charged to revenue for the hire of plant and machinery amounted to (pound) 155,742 (1995: (pound) 193,312). This comprises rentals payable under operating leases as well as depreciation on plant and machinery held under finance leases together with the related finance charges.

SEABOARD LLOYD LIMITED
--------------------------------------------------------------------------------


NOTES (continued)

6.      REMUNERATION OF DIRECTORS


                                                         1996        1995
                                                       (pound)     (pound)

Directors' emoluments:
Fees as Directors                                       66,320           -
Other emoluments, including pension
contributions and taxable benefits                     209,190     191,158

Compensation for loss of office paid by the
Company                                                      -     161,158
                                                       -------     -------
                                                       275,510     352,316
                                                       =======     =======

The emoluments, excluding pension contributions, of the Chairman were (pound) 66,320 (1995: (pound) 69,328) and those of the highest paid Director were (pound) 61,897 ((pound) 1995: (pound) 69,328)

Details of Directors' share options are given in the Directors' Report on page
2.

The emoluments, excluding pension contributions, of the Directors (including the Chairman and highest paid Director) were within the following ranges:

                                          NUMBER OF DIRECTORS
                                            1996      1995

     (Pound) 0      -   (Pound) 5,000         2         6
(Pound) 35,001      -  (Pound) 40,000         1         -
(Pound) 40,001      -  (Pound) 45,000         1         1
(Pound) 50,001      -  (Pound) 55,000         1         1
(Pound) 65,001      -  (Pound) 70,000         2         1

SEABOARD LLOYD LIMITED
-------------------------------------------------------------------------------


NOTES (continued)


7.      STAFF NUMBERS AND COSTS

        The average number of persons employed by the Company (including executive Directors) during the year, analysed by category, was as follows:

                                                       NUMBER OF EMPLOYEES
                                                         1996       1995

        Staff                                              41         47
        Works                                              26         23
                                                           --         --
                                                           67         70
                                                           ==         ==

        The aggregate payroll costs of these persons were as follows:

                                                         1996       1995
                                                       (pound)    (pound)

        Wages and salaries                          1,336,970  1,447,898
        Social security costs                         129,270    145,649
        Other pension costs                            14,584     19,405
                                                    ---------  ---------
                                                    1,480,824  1,642,952
                                                    =========  =========


8.      INTEREST PAYABLE AND SIMILAR CHARGES

                                                         1996       1995
                                                       (pound)    (pound)

        Finance charges payable in respect of finance
        leases and hire purchase contracts             14,986     20,222
        Other interest                                    180      2,948
        Interest payable to group undertakings         49,911    147,384
                                                    ---------  ---------
                                                       65,077    170,554
                                                    =========  =========

SEABOARD LLOYD LIMITED
--------------------------------------------------------------------------------


        NOTES (continued)

9.      TAXATION

                                                           1996       1995
                                                         (pound)    (pound)

        Group relief receivable                               -    (393,743)
        Adjustment relating to an earlier year           (3,300)        718
        Overseas taxation unrelieved                      5,645      15,924
        Deferred taxation                                13,000      29,000
                                                        -------     -------
                                                         15,345    (348,101)
                                                        =======     =======

        The taxation credit in 1995 reflects (pound) 393,743 for group relief surrendered to the Company's then ultimate parent undertaking at 100% of the value of tax losses for the year.

10.     INTANGIBLE FIXED ASSETS

                                          GOODWILL       PATENTS      TOTAL
                                                        LICENCES,
                                                     TRADE MARKS
                                                       & SIMILAR
                                                      RIGHTS AND
                                                          ASSETS
                                            (pound)       (pound)    (pound)

        Cost
        At beginning and end of period     125,245      209,896     335,141
                                           =======      =======     =======

        Accumulated depreciation
        At beginning of period              24,781       26,250      51,031
        Amortised in the period             24,781       21,000      45,781
                                           -------      -------     -------
        At end of period                    49,562       47,250      96,812
                                           =======      =======     =======
        Net book value
        At 31 March 1996                    75,683      162,646     238,329
                                           =======      =======     =======

        At 25 March 1995                   100,464      183,646     284,110
                                           =======      =======     =======

        The goodwill of (pound) 75,683 represents the excess of the cost of investments in subsidiary undertakings over the net assets of these subsidiary undertakings transferred to the Company on 27 March 1994. This amount is being amortised over its expected useful economic life (note 2).

SEABOARD LLOYD LIMITED
--------------------------------------------------------------------------------


NOTES (continued)

11.     TANGIBLE FIXED ASSETS

                                            LAND AND     PLANT AND     TOTAL
                                           BUILDINGS     MACHINERY
                                            (pound)       (pound)     (pound)

        Cost                               1,062,949     2,322,103   3,385,052
        At beginning of period
        Additions                                  -       114,140     114,140
        Disposals                             (4,800)      (50,861)    (55,661)
                                           ---------     ---------   ---------
        At end of period                   1,058,149     2,385,382   3,443,531
                                           ---------     ---------   ---------

        Depreciation and diminution in
        value
        At beginning of period               120,497     1,575,007   1,695,504
        Charge for period                     26,728       276,277     303,005
        On disposals                          (4,319)      (40,825)    (45,144)
                                           ---------     ---------   ---------
        At end of period                     142,906     1,810,459   1,953,365
                                           ---------     ---------   ---------

        Net book value
        At 31 March 1996                     915,243       574,923   1,490,166
                                           =========     =========   =========
        At 25 March 1995                     942,452       747,096   1,689,548
                                           =========     =========   =========

        The net book value of land and building comprised:

                                                            1996        1995
                                                          (pound)     (pound)

        Freehold                                           910,529     934,032
        Short leasehold                                      4,713       8,420
                                                         ---------   ---------
                                                           915,242     942,452
                                                         ---------   ---------

SEABOARD LLOYD LIMITED
-------------------------------------------------------------------------------

NOTES (continued)

11.     TANGIBLE FIXED ASSETS (continued)

        Tangible fixed assets include the following assets held under finance leases (including similar hire purchase contracts):

                                                       1996        1995
                                                     (pound)     (pound)

        Plant and machinery                           87,569     150,292
        Accumulated depreciation                     (64,033)    (88,834)
                                                      ------     -------
                                                      23,536      61,458
                                                      ======     =======

12.     INVESTMENTS

                                                       1996        1995
                                                     (pound)     (pound)

        Shares in group undertakings at cost:

        At beginning of period                        47,107     172,352
        Transferred to goodwill (note 10)                  -    (125,245)
                                                      ------     -------
        At end of period                              47,107      47,107
                                                      ======     =======


        Sealand Industries Limited (formerly Seaboard Lloyd Limited) is a wholly owned subsidiary undertaking and is registered in England and Wales. Sealand Industries Limited is dormant within the meaning of Section 250 of the Companies Act 1985.

        Forsac Limited is a wholly owned subsidiary undertaking and is registered in Scotland. Forsac Limited is dormant within the meaning of
        Section 250 of the Companies Act 1985.

        In both cases, the shares held are ordinary shares.

SEABOARD LLOYD LIMITED
-------------------------------------------------------------------------------

NOTES (continued)


13.     STOCKS

                                                   1996        1995
                                                 (pound)     (pound)

        Raw materials                           108,831     198,124
        Work in progress                        201,938     181,878
        Finished goods                          584,025     721,115
                                              ---------   ---------
                                                894,794   1,101,117
                                              =========   =========

14.     DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                   1996        1995
                                                 (pound)     (pound)

        Trade debtors                         1,609,473     955,101
        Prepayments & accrued income             34,645     107,101
        Amounts owed by group undertakings:
          Parent undertakings                   302,022     453,106
                                              ---------   ---------
                                              1,946,140   1,515,308
                                              =========   =========

15.     CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                   1996        1995
                                                 (pound)     (pound)

        Bank overdraft                        1,092,356     999,974
        Finance lease commitments (note 24)      13,740      30,144
        Trade creditors                         781,514     523,978
        Other taxes and social security         184,290      43,561
        Other creditors                           2,109      73,664
        Accruals and deferred income            203,972      96,702
                                              ---------   ---------
                                              2,277,981   1,768,023
                                              =========   =========

SEABOARD LLOYD LIMITED
-------------------------------------------------------------------------------

NOTES (continued)

16.     CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR


                                                       1996        1995
                                                     (pound)     (pound)

        Amounts owed to group undertakings:
          Subsidiary undertakings                    47,107      47,107
        Finance lease commitments (note 24)           9,704      26,112
                                                    -------     -------
                                                     56,811      73,219
                                                    =======     =======

        There were no fixed repayment terms for the amounts owed to group undertakings. These amounts were interest free.


17.     DEFERRED INCOME

                                                       1996
                                                     (pound)

        Government grants:
        At beginning of period                            -
        Grants received during the period           175,000
        Credited to the profit and loss account    (175,000)
        during the period
                                                    -------
        At end of period                                  -
                                                    =======

The grant received during the year represents the final instalment under a project qualifying for Regional Selective Assistance. In these circumstances, the Directors consider that it is appropriate to credit the grant received to the profit and loss account in full.

SEABOARD LLOYD LIMITED
--------------------------------------------------------------------------------

NOTES (continued)

18.     PROVISIONS FOR LIABILITIES AND CHARGES


                                            TAXATION INCLUDING
                                             DEFERRED TAXATION
                                                       (pound)


        At beginning of period                         29,000
        Charge for the year in the profit and
        loss account                                   13,000
                                                      -------
        At end of period                               42,000
                                                      =======

        The amounts provided for deferred taxation and the amounts not provided are set out below:

                                      1996                       1995
                              Provided     Unprovided    Provided   Unprovided
                               (pound)       (pound)       (pound)     (pound)

        Difference between
        accumulated
        depreciation and
        amortisation and
        capital allowances     122,000            -        38,000      118,000
        Other timing
        differences            (80,000)     (79,000)       (9,000)     (80,000)
                               -------       ------        ------      -------
                                42,000      (79,000)       29,000       38,000
                               =======       ======        ======      =======

19.     CONTINGENT LIABILITIES

        The Company has issued bank guarantees to certain customers in the normal course of business. The total amount outstanding at 31 March 1996 was (pound) 324,212. (1995: (pound) 414,046).

20.     CALLED UP SHARE CAPITAL

                                                            1996         1995
                                                          (pound)      (pound)

        Authorised
        Ordinary shares of (pound) 1 each               2,810,000    2,810,000
                                                        =========    =========

        Allotted, called up and fully paid
        Ordinary shares of (pound) 1 each               2,810,000    2,810,000
                                                        =========    =========

SEABOARD LLOYD LIMITED
-------------------------------------------------------------------------------


NOTES (continued)

21.     SHARE PREMIUM ACCOUNT

                                                     1996            1995
                                                   (pound)         (pound)

        Balance at beginning and end of the
        period                                     84,050          84,050
                                                =========       =========

22.     PROFIT AND LOSS ACCOUNT
                                                                   (pound)
        Balance at beginning of period                           (126,462)
        Loss for the financial period                            (525,875)
                                                                ---------
        Balance at end of period                                 (652,337)
                                                                =========

23.     RECONCILIATION OF MOVEMENT IN SHAREHOLDERS' FUNDS

                                                     1996            1995
                                                   (pound)         (pound)

        Loss for the financial period            (525,875)       (126,592)
        Shares issued during period                     -       1,794,000
                                                ---------       ---------
        Net addition to shareholders' funds      (525,875)      1,667,408
        Opening shareholders' funds             2,767,588       1,100,180
                                                ---------       ---------
        Closing shareholders' funds             2,241,713       2,767,588
                                                =========       =========

SEABOARD LLOYD LIMITED
-------------------------------------------------------------------------------


NOTES (continued)


24.     COMMITMENTS

        (l) There were no capital commitments at the end of the financial year for which no provision has been made.

        (ii)    Finance leases

                The Company's total capital repayment obligations under finance leases at 31 March 1996 were as follows:

                                                          1996        1995
                                                        (pound)     (pound)

                Due within on year (note 15)            13,740      30,144
                Due between two and five years
                (note 16)                                9,704      26,112
                                                        ------      ------
                                                        23,444      56,256
                                                        ======      ======

        (iii)   Operating leases

                At the end of the financial year the Company had annual commitments under non-cancellable operating leases as follows:

                                            1996                1995
                                     LAND &     OTHER      Land &     Other
                                   BUILDINGS              building

                                     (pound)   (pound)      (pound)   (pound)

                Operating leases
                which expire:
                  Within one year         -     24,504           -      13,032
                  In the second to
                  fifth years
                  inclusive          13,500     21,308      13,500      38,776
                  Over five years    23,500          -      23,500           -
                                     ------     ------      ------      ------
                                     37,000     45,812      37,000      51,808
                                     ======     ======      ======      ======

25.     ULTIMATE PARENT UNDERTAKING

        The Company's ultimate holding company is The General Electric Company, p.l.c., a company registered in England and Wales which is the largest group in which the results of the Company are consolidated. The consolidated accounts of The General Electric Company, p.l.c. are available to the public and may be obtained from its Registered Office at 1 Stanhope Gate, London, W1A 1EH

                            SEABOARD LLOYD LIMITED
                            (formerly Sealand Industries plc)
                            Directors' report and financial statements
                            25 March 1995
                            Registered number 106505

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

Directors' report and financial statements





Contents                                        Page

Directors' report                               1-3

Statement of directors' responsibilities        4

Auditors' report                                4

Profit and loss account                         5

Balance sheet                                   6

Notes                                           7-21

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

Directors' report


The directors present their annual report and audited financial statements for the 52 week period ended March 1995.

CHANGE OF NAME

On 22 February 1995 the company changed its name to Seaboard Lloyd Limited.

PRINCIPAL ACTIVITIES

The principal activity of the company was to act as an investment holding company.

On 27 March 1994, the company entered into an agreement whereby the business and assets of its subsidiary undertaking, Seaboard Lloyd Limited, were transferred to it. On 22 February 1995 Seaboard Lloyd Limited changed its name to Sealand Industries Limited.

Since 27 March 1994 the principal activities of the company have been the design, manufacture, sale and service of wellhead control equipment and subsea products to the oil and gas industry.

BUSINESS REVIEW

In recognition of difficult trading conditions in the North Sea market, reorganisation programmes were undertaken during 1994 and 1995 to create an operating structure appropriate to the level of business. Critical reviews of processes have been successful in achieving a significant improvement in gross margin. Product development is receiving considerable attention and a number of focussed programmes are in progress within our engineering group.

PROPOSED DIVIDEND AND TRANSFER TO RESERVES

The loss for the financial year amounted to (pound) 126,592 (1994: (pound) Nil) and this has been applied against reserves.

The directors do not recommend the payment of a dividend.

DIRECTORS AND DIRECTORS' INTERESTS

The directors who held office during the year were as follows:

        CN Davies
        NN Broadhurst             (resigned 30 June 1994)
        RD Holden                 (appointed 30 June 1994)
        N MacDonald
        AA MacDonald              (resigned 30 November 1994)
        R Ruesse                  (appointed 20 February 1995)
        C Hart
        S McCulloch               (appointed 20 February 1995)
        KAW Taggart               (appointed 20 February 1995)

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

Directors' report (continued)


DIRECTORS AND DIRECTORS' INTERESTS (continued)

The directors who held office at the end of the financial year had no interests in the ordinary shares of the company. Their interests in the ordinary shares of VSEL plc, the company's ultimate parent undertaking, were as follows:


                             BENEFICIAL                       OPTION
                      INTEREST        INTEREST AT     INTEREST       INTEREST AT
                     AT END OF       BEGINNING OF    AT END OF      BEGINNING OF
                          YEAR   YEAR (OR DATE OF         YEAR  YEAR (OR DATE OF
                                      APPOINTMENT                    APPOINTMENT
                                        IF LATER)                      IF LATER)


    N MacDonald        21,664           21,664              -                -
    C Hart              4,489            5,289            676              676
    R Ruesse                -                -              -                -
    S McCulloch             -                -              -                -
    KAW Taggart             -                -            178              178


The interests of CN Davies and RD Holden are disclosed in the directors' report of VSEL plc.

SIGNIFICANT CHANGES IN FIXED ASSETS

Movements in tangible fixed assets are set out in note 11 to the financial statements.

SHARE CAPITAL

As part of the reorganisation of the Seaboard Lloyd Limited group, the authorised and issued share capital of the company was increased by (pound) 1,794,000 on 20 February 1995.

Movements in the authorised and issued share capital during the year are detailed in note 20 to the financial statements.

LIABILITY INSURANCE

VSEL plc has maintained during the year insurance of the kind referred to in
Section 310(3)(a) of the Companies Act 1985 (as amended) covering officers against certain liabilities in relation to the company.

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

Directors' report (continued)


AUDITORS

On 6 February 1995 our auditors change the name under which they practise to KPMG and, accordingly, have signed their report in their new name. In accordance with Section 384 of the Companies Act 1985, a resolution for the re-appointment of KPMG as auditors of the company is to be proposed at the forthcoming Annual General Meeting.

By order of the board


/s/ H Lavitt
--------------------------------                         2 Old Quarry Road
    H LAVITT                                     Westfield Industrial Park
    Secretary                                                  Cumbernauld

                                                               23 May 1995

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

Statement of directors' responsibilities

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss for that period. In preparing those financial statements, the directors are required to (a) select suitable accounting policies and then apply them consistently, (b) make judgements and estimates that are reasonable and prudent, (c) state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements, and (d) prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They have general responsibility for taking such steps as are reasonably open to them to safeguard the assets of the company and to prevent and detect fraud and other irregularities.

KPMG

Report of the auditors to the members of Seaboard Lloyd Limited (formerly Sealand Industries plc)

We have audited the financial statements on pages 5 to 21.

Respective responsibilities of directors and auditors
As described above the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion
We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion
In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 25 March 1995 and of its loss for the year then ended and have been properly prepared in accordance with the Companies Act 1985.



KPMG                                                        24 Blythswood Square
Chartered Accountants                                                    Glasgow
Registered Auditors                                                       G2 4QS

                                                                     1 June 1995

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

PROFIT AND LOSS ACCOUNT
for the year ended 25 March 1995



                                                Note            1995       1994
                                                             (pound)    (pound)

TURNOVER                                           3       5,956,490    415,195
Cost of Sales                                             (4,797,614)        --
                                                          ----------   --------

GROSS PROFIT                                               1,158,876    415,195
Other operating expenses (net)                     4      (1,463,015)  (415,195)
                                                          ----------   --------

OPERATING LOSS                                              (304,139)        --
Interest payable and similar charges               8        (170,554)        --
                                                          ----------   --------

LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION        5        (474,693)        --
Tax on loss on ordinary activities                 9         348,101         --
                                                          ----------   --------

LOSS FOR THE FINANCIAL YEAR                                 (126,592)        --
                                                          ==========   ========




A statement of movements on reserves is given in note 22.


There were no recognised gains or losses in either year other than the retained loss for the financial year.

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

BALANCE SHEET
at 25 March 1995


                                                   1995                            1994
                              Note        (pound)         (pound)         (pound)         (pound)
FIXED ASSETS
Intangible assets               10                        284,110                              --
Tangible assets                 11                      1,689,548                              --
Investments                     12                         47,107                         172,352

CURRENT ASSETS
Stocks                          13      1,101,117                              --
Debtors:
amounts falling due within
  one year                      14      1,515,308                         349,034
amounts falling due after
  more than one year            14             --                       1,857,145
Cash at bank and in hand                      640                              --
                                        ---------                       ---------
                                        2,617,065                       2,206,179

CREDITORS: amounts falling
  due within one year           15     (1,768,023)                       (525,999)
                                        ---------                       ---------

NET CURRENT ASSETS                                        849,042                       1,680,180
                                                        ---------                       ---------
TOTAL ASSETS LESS
  CURRENT LIABILITIES                                   2,869,807                       1,852,532
CREDITORS: amounts falling
  due after more than one
  year                          16                        (73,219)                       (752,352)
PROVISION FOR LIABILITIES AND
  CHARGES                       18                        (29,000)                             --
                                                        ---------                       ---------

NET ASSETS                                              2,767,588                       1,100,180
                                                        =========                       =========

CAPITAL AND RESERVES
Called up share capital         20                      2,810,000                       1,016,000
Share premium account           21                         84,050                          84,050
Profit and loss account         22                       (126,462)                            130
                                                        ---------                       ---------

SHAREHOLDERS' FUNDS             23                      2,767,588                       1,100,180
                                                        =========                       =========



These financial statements were approved by the board of directors on 23 May 1995 and were signed on its behalf by:


/s/ KAW TAGGART
KAW Taggart
Director

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

NOTES
(forming part of the financial statements)



1       ACCOUNTING DATE

        The company made up its financial statements for the 52 week period ended 25 March 1995 (1994: for the 52 week period ended 26 March 1994).

2       ACCOUNTING POLICIES

        The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the company's financial statements.

        Basis of preparation

        The financial statements have been prepared in accordance with applicable accounting standards and under the historical cost accounting rules.

        The Accounting Standards Board has issued Financial Reporting Standard ('FRS') 1, which requires companies to prepare a cash flow statement. However, companies which are wholly owned subsidiary undertakings of a European Community parent are granted exemption by FRS 1 from the requirement to prepare a cash flow statement, provided that certain conditions are met. Seaboard Lloyd Limited is such a subsidiary undertaking and, accordingly, a cash flow statement has not been prepared.

        Consolidated accounts

        As the company is a wholly owned subsidiary undertaking of VSEL plc it is exempt from preparing consolidated accounts.

        Fixed assets and depreciation

        Tangible assets are stated at cost less depreciation.

        The annual depreciation charge is calculated on a straight line basis on cost and is designed to write off the relevant assets over the following estimated working lives:

        Buildings               -       50 years
        Plant and machinery     -       3 - 10 years

        Land is not depreciated.


        Intangible fixed assets and amortisation

        Patents, licences, trade marks and similar rights and assets are amortised by the straight line method over a period of ten years.

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

NOTES (continued)



2       ACCOUNTING POLICIES (continued)

        Goodwill

        The business and assets of Sealand Industries Limited (formerly Seaboard Lloyd Limited) were transferred to the company on 27 March 1994 for their book value which was less than their fair value. The cost of the company's investments in the subsidiary undertaking reflected the underlying fair value of their net assets and goodwill at the time of acquisition. As a result of the transfer, the value of the company's investments in the subsidiary undertakings fell below the amount at which they were stated in the company's accounting records. Schedule 4 to the Companies Act 1985 requires that the investments be written down accordingly and that the amount be charged as a loss in the company's profit and loss account. However, the directors consider that, as there has been no overall loss to the company, it would fail to give a true and fair view to charge that diminution to the company's profit and loss account and it should instead be re-allocated to goodwill and the identifiable net assets transferred, so as to recognise in the company's balance sheet the effective cost of these net assets and goodwill. The goodwill is shown as an intangible asset and amortised over its expected useful economic life. The effect of this departure from the Companies Act is to reduce the company's loss for the financial year by (pound)100,464 and to increase the value of the goodwill and profit and loss account in the company's balance sheet by (pound)100,464.

        Goodwill is written off over a period of ten years from the date of the company's investment in subsidiary undertakings.

        Stocks

        Stocks are valued at cost or, if less, at estimated realisable value. Cost comprises direct materials, direct labour and an appropriate proportion of the overheads incurred in bringing the stock to its present location and condition.

        Foreign currencies

        Transactions denominated in foreign currencies are translated into sterling and recorded at the rate of exchange ruling at the date of the transaction. Balances denominated in foreign currencies are translated into sterling at the exchange rates ruling at the balance sheet date and differences on exchange included in the profit and loss account.

        Deferred taxation

        Provision is made for taxation on timing differences between profits computed for taxation purposes and those disclosed in the financial statements only if there is a reasonable probability that such taxation will become payable in the foreseeable future.

        Leased assets

        Assets acquired under finance leases are capitalised at their fair value at the date of inception of the agreement. The capital element repayable within one year is included within creditors due within one year. The total finance charges are allocated over the period of the agreement in accordance with the terms of the lease.

        The cost of operating leases is charged to income in the year of expenditure.

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

DIRECTOR' REPORT (continued)



2       ACCOUNTING POLICIES (continued)

        Government grants

        Regional Selective Assistance Grants received are credited to the profit and loss account over a period of three years.

        Other grants are credited to the profit and loss account on a basis which matches the grants with the costs to which they relate.

        Pension costs

        The company provides for certain pension benefits by payments to defined contribution insured funds independent from the finances of the company and contributions are charged against profits.



3       ANALYSIS OF TURNOVER

        The turnover stated is the amount receivable (excluding VAT) in respect of goods and services supplied during the financial year.

        The analysis of turnover by geographical market is:


                                                     1995            1994
                                                  (pound)         (pound)

        United Kingdom                          3,108,926         415,195
        Rest of EC                                390,306              --
        Rest of Europe                            550,785              --
        Africa                                    180,956              --
        Asia                                      637,626              --
        Australasia                             1,080,245              --
        USA                                         7,646              --
                                                ---------       ---------
                                                5,956,490         415,195
                                                =========       =========

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

NOTES (continued)


4       OTHER OPERATING EXPENSES (NET)

                                                     1995            1994
                                                  (pound)         (pound)

        Distribution costs                        408,490              --
        Administrative expenses                 1,148,962         415,195
        Amortisation of goodwill (note 10)         24,781              --
                                                ---------       ---------
                                                1,582,233         415,195
        Other operating income
          Government grants: Regional
           Selective Assistance (note 17)         (58,333)             --
          Other income                            (60,885)             --
                                                ---------       ---------

                                                1,463,015         415,195
                                                =========       =========


5       LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION

                                                     1995            1994
                                                  (pound)         (pound)

        Loss on ordinary activities before
          taxation is stated

        after charging

        Auditors' remuneration:
                Audit                              15,000              --
                Other services                      6,446              --
        Depreciation and other amounts
          written off tangible and intangible
          fixed assets:
                Owned assets                      341,811              --
                Leased assets                      43,296              --
        Other operating leases:
                Property leases                    36,200              --
                Others                             53,108              --
        Re-organisation costs                     204,152              --


        The total amount charged to revenue for the hire of plant and machinery amounted to (pound)188,731 (1994:(pound)Nil). This comprises rentals payable under operating leases as well as depreciation on plant and machinery held under finance leases together with the related finance charges.

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

NOTES (continued)



6       REMUNERATION OF DIRECTORS
                                                     1995            1994
                                                  (pound)         (pound)
        Directors' emoluments:
          Fees as directors                            --              --
          Other emoluments, including pension
           contributions and taxable benefits     191,158              --
                                                ---------       ---------
                                                  191,158              --

        Compensation for loss of office paid
          by the company                          161,158              --
                                                ---------       ---------
                                                  352,316              --
                                                =========       =========

        The emoluments, excluding pension contributions, of the chairman were (pound)69,328 (1994:(pound)Nil) and those of the highest paid director were (pound)69,328 (1994:(pound)Nil).

        Details of directors' share options are given in the directors' report on page 2.

        The emoluments, excluding pension contributions, of the directors (including the chairman and highest paid director) were within the following ranges:

                                                      Number of directors
                                                     1995            1994
              (pound)0    -     (pound)5,000            6               8
        (pound)40,0001    -    (pound)45,000            1              --
        (pound)50,0001    -    (pound)55,000            1              --
        (pound)65,0001    -    (pound)70,000            1              --

                                                     ====            ====

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

NOTES (continued)


7       STAFF NUMBERS AND COSTS

        The average number of persons employed by the company (including executive directors) during the year, analysed by category, was as follows:


                                                      Number of employees
                                                     1995            1994

        Staff                                          47               8
        Works                                          23              --
                                                     ----            ----
                                                       70               8
                                                     ====            ====

        The aggregate payroll costs of these
        persons were as follows:

                                                     1995            1994
                                                  (pound)         (pound)

        Wages and salaries                      1,477,898              --
        Social security costs                     145,649              --
        Other pension costs                        19,405              --
                                                ---------       ---------
                                                1,642,952              --
                                                =========       =========

8       INTEREST PAYABLE AND SIMILAR CHARGES

                                                     1995            1994
                                                  (pound)         (pound)

        Finance charges payable in respect
          of finance leases and hire
          purchase contracts                       20,222              --
        Other interest                              2,948              --
        Interest payable to group
          undertakings                            147,384              --
                                                ---------       ---------
                                                  170,554              --
                                                =========       =========

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

NOTES (continued)


9       TAXATION
                                                    1995             1994
                                                 (pound)          (pound)

        Group relief receivable                   393,743              --
        Adjustment relating to an
          earlier year                               (718)             --
        Overseas taxation unrelieved              (15,924)             --
        Deferred taxation                         (29,000)             --
                                                ---------       ---------
                                                  348,101              --
                                                =========       =========

        The taxation credit reflects (pound)393,743 (1994:(pound)Nil) for group relief surrendered to the company's ultimate parent undertaking at 100% of the value of tax losses for the year.


10      INTANGIBLE FIXED ASSETS


                                                GOODWILL          PATENTS           TOTAL
                                                          LICENCES, TRADE
                                                                MARKS AND
                                                           SIMILAR RIGHTS
                                                               AND ASSETS
                                                 (pound)          (pound)           (pound)

        Cost
        At beginning of year                         --                --              --
        Transferred from subsidiary
          undertaking                                --           209,896         209,896
        Transferred from investments
          (note 12)                             125,245                --         125,245
                                                -------           -------         -------
        At end of year                          125,245           209,896         335,141

        Accumulated depreciation
        At beginning of year                         --                --              --
        Transferred from subsidiary
          undertaking                                --             5,250           5,250
        Amortised in the year                    24,781            21,000          45,781
                                                -------           -------         -------
        At end of year                           24,781            26,250          51,031
                                                -------           -------         -------

        Net book value
        AT 25 MARCH 1995                        100,464           183,646         284,110
                                                =======           =======         =======
        At 26 March 1994                             --                --              --
                                                =======           =======         =======

        The goodwill of (pound)125,245 represents the excess of the cost of investments in subsidiary undertakings over the net assets of these subsidiary undertakings transferred to the company on 27 March 1994. This amount is being amortised over its expected useful economic life (note 2).

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

NOTES (continued)


11      TANGIBLE FIXED ASSETS


                                         LAND AND       PLANT AND           TOTAL
                                        BUILDINGS       MACHINERY
                                          (pound)         (pound)         (pound)
        Cost
        At beginning of year                   --              --              --
        Transferred from subsidiary
          undertaking                   1,056,244       2,243,110       3,299,354
        Additions                           6,705          81,093          87,798
        Disposals                              --          (2,100)         (2,100)
                                        ---------       ---------       ---------

        At end of year                  1,062,949       2,322,103       3,385,052
                                        ---------       ---------       ---------
        Depreciation and
        diminution in value
        At beginning of year                   --              --              --
        Transferred from subsidiary
          undertaking                      93,159       1,264,488       1,357,647
        Charge for year                    27,338         311,988         339,326
        On disposals                           --          (1,469)         (1,469)
                                        ---------       ---------       ---------

        At end of year                    120,497       1,575,007       1,695,504

        Net book value
        AT 25 MARCH 1995                  942,452         747,096       1,689,548
                                        =========       =========       =========
        At 26 March 1994                       --              --              --
                                        =========       =========       =========

        The net book value of land and buildings comprised:

                                                             1995            1994
                                                          (pound)          (pound)

        Freehold                                          934,032              --
        Short leasehold                                     8,420              --
                                                        ---------       ---------
                                                          942,452              --
                                                        =========       =========


SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)


NOTES (continued)


11      TANGIBLE FIXED ASSETS (continued)

        Tangible fixed assets include the following assets held under finance leases (including similar hire purchase contracts):


                                                             1995            1994
                                                          (pound)          (pound)
        Plant and machinery                               150,292              --
        Accumulated depreciation                          (88,834)             --
                                                        ---------       ---------
                                                           61,458              --
                                                        =========       =========


12      INVESTMENTS

                                                             1995            1994
                                                          (pound)          (pound)
        Shares in group undertakings at cost:

        At beginning of year                              172,352         172,352
        Transferred to goodwill (note 10)                (125,245)             --
                                                        ---------       ---------
                                                           47,107         172,352
                                                        =========       =========


Sealand Industries Limited (formerly Seaboard Lloyd Limited) is a wholly owned subsidiary undertaking and is registered in England. Its principal activities, which were carried out in the United Kingdom, were the design, manufacture, sale and service of wellhead control equipment to the oil and gas industries. On 27 March 1994 the company entered into an agreement whereby its business and assets were transferred to Seaboard Lloyd Limited and it became dormant.

Forsac Limited is a wholly owned subsidiary undertaking and is registered in Scotland. Forsac Limited is dormant.

In both cases, the shares held are ordinary shares.

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

NOTES (continued)


13      STOCKS

                                                             1995            1994
                                                          (pound)          (pound)

        Raw materials                                     198,124              --
        Transferred to goodwill (note 10)                 181,878              --
        Finished goods                                    721,115              --
                                                        ---------       ---------
                                                        1,101,117              --
                                                        =========       =========


14      DEBTORS

                                                   1995                           1994
                                       DUE WITHIN       DUE AFTER      Due within       Due after
                                         ONE YEAR        ONE YEAR        one year        one year
                                          (pound)         (pound)         (pound)         (pound)
        Trade debtors                     955,101              --              --              --
        Prepayments and accrued
          income                          107,101              --              --              --
        Amounts owned by group
        undertakings:
          Parent undertaking              453,106              --              --              --
          Subsidiary undertakings              --              --         349,034       1,857,145
                                        ---------       ---------       ---------       ---------
                                        1,515,308              --         349,034       1,857,145
                                        =========       =========       =========       =========


15      CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                             1995            1994
                                                                          (pound)         (pound)

        Bank overdraft                                                    999,974              --
        Finance lease commitments (note 24)                                30,144              --
        Trade creditors                                                   523,978              --
        Amounts owed to parent and fellow subsidiary
          undertakings                                                         --         525,999
        Other taxes and social security                                    43,561              --
        Other creditors                                                    73,664              --
        Accruals and deferred income                                       96,702              --
                                                                        ---------       ---------
                                                                        1,768,023         525,999
                                                                        =========       =========

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)

NOTES (continued)



16      CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                             1995           1994
                                                                          (pound)         (pound)
        Amounts owed to group undertakings:
         Parent and fellow subsidiary
           undertakings                                                        --         600,000
         Subsidiary undertakings                                           47,107         152,352
         Finance lease commitments (note 24)                               26,112              --
                                                                        ---------       ---------
                                                                           73,219         752,352
                                                                        =========       =========

        There were no fixed repayment terms for the amounts due to group undertakings.

        The amounts owed to parent and fellow subsidiary undertakings in 1994 represented loans which bore interest at 1% over the base rate of the National Westminster Bank plc. The interest was waived during the year ended 26 March 1994. All other amounts owed to group undertakings were interest free.


17      DEFERRED INCOME

                                                                             1995
                                                                          (pound)
        Government grants:
        At beginning of year                                                   --
        Transferred from subsidiary undertaking                            58,333
        Credited to the profit and loss account
         during the year (note 4)                                         (58,333)
                                                                        ---------

        At end of year                                                         --
                                                                        =========

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)


NOTES (continued)


18      PROVISIONS FOR LIABILITIES AND CHARGES

                                                               TAXATION INCLUDING
                                                                DEFERRED TAXATION
                                                                          (pound)
        At beginnings of year                                                  --
        Charge for the year in the profit and loss account                 29,000
                                                                        ---------
        At end of year                                                     29,000
                                                                        =========

The amounts provided for deferred taxation and the amounts not provided are set out below:

                                                   1995                           1994
                                         PROVIDED      UNPROVIDED        Provided      Unprovided
                                          (pound)         (pound)         (pound)         (pound)
        Difference between accumulated
        depreciation and amortisation
        and capital allowances             38,000         118,000              --              --
        Other timing differences           (9,000)        (80,000)             --           8,800
                                        ---------       ---------       ---------       ---------
                                           29,000          38,000              --           8,800
                                        =========       =========       =========       =========


19      CONTINGENT LIABILITIES

        The company has issued bank guarantees to certain customers in the normal course of business. The total amount outstanding at 25 March 1995 was (pound)414,046 (1994:(pound)Nil).

        The company has issued cross guarantees for other group undertakings under the group banking arrangements. The contingent liability as at 25 March 1995 in respect of these guarantees amounted to (pound)Nil (1994:
        (pound)26,769,000).

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)


NOTES (continued)


20      CALLED UP SHARE CAPITAL

                                                                             1995            1994
                                                                          (pound)         (pound)
        Authorised
        Ordinary shares of (pound)1 each
        At beginning of year                                            1,016,000       1,016,000
        Increase during the year                                        1,794,000              --
                                                                        ---------       ---------

        At end of year                                                  2,810,000       1,016,000
                                                                        =========       =========

        Allotted, called up and fully paid
        Ordinary shares of (pound)1 each
        At beginning of year                                            1,016,000       1,016,000
        Issued during year                                              1,794,000              --
                                                                        ---------       ---------
        At end of year                                                  2,810,000       1,016,000
                                                                        =========       =========

        On 20 February 1995, the authorised share capital of the company was increased to (pound)2,810,000.

        On 20 February 1995, the issued share capital of the company was increased by 1,794,000 ordinary shares of (pound)1 each issued at par.

        The increase in the authorised and issued share capital was part of the reorganisation of the Seaboard Lloyd Limited group and involved the conversion of (pound)1,794,000 of loans received from the ultimate parent undertaking, VSEL plc, to ordinary share capital.


21      SHARE PREMIUM ACCOUNT
                                                                             1995            1994
                                                                          (pound)         (pound)

        Balance at beginning and end of year                               84,050          84,050
                                                                        =========       =========

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)


NOTES (continued)


22      PROFIT AND LOSS ACCOUNT
                                                                                          (pound)

        Balance at beginning of year                                                          130
        Loss for the financial year                                                      (126,462)
                                                                                        ---------

        Balance at end of year                                                           (126,462)
                                                                                        =========


23      RECONCILIATION OF MOVEMENT IN SHAREHOLDERS' FUNDS
                                                                             1995            1994
                                                                          (pound)         (pound)

        Loss for the financial year                                      (126,592)             --
        Shares issued during year                                       1,794,000              --
                                                                        ---------       ---------

        Net addition to shareholders' funds                             1,667,408              --

        Opening shareholders' funds                                     1,100,180       1,100,180
                                                                        =========       =========
        Closing shareholders' funds



24      COMMITMENTS

        (i) There were no capital commitments at the end of the financial year for which no provision has been made.

        (ii)    Finance leases

                The company's total capital repayment obligations under finance leases at 25 March 1995 were as follows:
                                                                            1995            1994
                                                                          (pound)         (pound)

                Due within one year (note 15)                              30,144              --
                Due between two and five years (note 16)                   26,112              --
                                                                        ---------       ---------
                                                                           56,256              --
                                                                        =========       =========

SEABOARD LLOYD LIMITED
(formerly Sealand Industries plc)


NOTES (continued)


24      COMMITMENTS (continued)

        (iii)   Operating leases

                At the end of the financial year the company had annual commitments under non-cancellable operating leases as follows:

                                                      1995                              1994
                                             LAND AND           OTHER        Land and           Other
                                            BUILDINGS                       buildings
                                              (pound)         (pound)         (pound)
                Operating leases
                which expire:
                      within one year              --          13,032              --              --
                      In the second to
                      fifth years inclusive    13,500          38,776              --              --
                      Over five years          23,500              --              --              --
                                             --------        --------        --------        --------
                                               37,000          51,808              --              --
                                             ========        ========        ========        ========

25      ULTIMATE PARENT UNDERTAKING

        The company's ultimate parent undertaking is VSEL plc, a company registered in England. The largest group in which the results of the company are consolidated is that headed by VSEL plc. The consolidated accounts of VSEL plc are available to the public and may be obtained from Barrow-in-Furness, Cumbria LA14 1AF.

        No other group accounts include the results of the company.

     Pro Forma Financial Information

       Introduction

The Unaudited Pro Forma Condensed Consolidated Income Statements have been prepared in accordance with the requirements of Article 11 of Regulation S-X promulgated by the Securities and Exchange Commission ("SEC"). These statements are presented for informational purposes only and are not indicative of the results of future operations, nor the results of historical operations had the acquisition occurred as of the assumed dates.

These statements have been prepared assuming that the acquisition of Seaboard Lloyd Limited had occurred at the beginning of the period presented. Pursuant to the SEC's regulations, permitted pro forma adjustments include only the effects of events directly attributable to a transaction that are factually supportable and are expected to have a continuing impact, and should be read in conjunction with the historical consolidated financial statements included in ERC's annual report on Form 10-K for the year ended December 31, 1995 and the Seaboard Lloyd Limited audited statement of income in item 7 (b) above.

                             ERC INDUSTRIES, INC.
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                        HISTORICAL                                   PRO FORMA
                                        ------------------------------------------      -----------------------------------
                                                ERC                  SEABOARD
                                        FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                        DECEMBER 31, 1995         MARCH 31, 1996                              CONSOLIDATED
                                                US$                     US$             ADJUSTMENTS               TOTAL
                                        ------------------      ------------------      ------------           ------------
Revenues                                $           34,840      $            7,146                             $     41,986

Cost of goods sold                                  27,399                   5,884      $       (300) (a)            32,983
                                        ------------------      ------------------      ------------           ------------
  Gross profit                                       7,441                   1,262               300                  9,003
                                        ------------------      ------------------      ------------           ------------

Selling, general
  and administrative expenses                        8,116                   1,967              (140)(c, d, e)        9,943
                                        ------------------      ------------------      ------------           ------------
Operating (loss) income                               (675)                   (705)              440                   (940)
                                        ------------------      ------------------      ------------           ------------
Other (income) expense:

  Interest expense                                     439                     103                96 (b)                638

  Other, net                                           (66)                      0                                      (66)
                                        ------------------      ------------------      ------------           ------------
(Loss) income before
provision for income taxes                          (1,048)                   (808)              344                 (1,512)

(Benefit) provision for
 income taxes                                         (273)                   (101)                0                   (374)
                                        ------------------      ------------------      ------------           ------------
Net (loss) income                       $             (775)     $             (707)     $        344           $     (1,138)
                                        ==================      ==================      ============           ============
Net (loss) per share                    $            (0.06)                                                    $      (0.08)
                                        ------------------                                                     ------------
Weighted average
  shares outstanding                                13,864                                                           13,864
                                        ==================                                                     ============


                             ERC INDUSTRIES, INC.
           NOTES TO THE PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1995


One UK pound sterling equivalent to $1.58, which represents the average exchange rate for the period.

a) To record the estimated cost savings from the headcount reduction of 10 employees that was effected immediately upon the acquisition.

b) To record interest cost for debt incurred by ERC Industries to finance the acquisition of Seaboard.

c) To remove the historical goodwill amortization recorded by Seaboard during the year for $72,000.

d) Amortization of goodwill recorded in the acquisition of Seaboard (10 year life, $32,000 per year).

e) To subtract corporate charge by previous management group (General Electric) to Seaboard for certain management fees ($100,000).

The following adjustments were made to the historical financials of Seaboard Lloyd Limited in order to restate historical financial statements to US GAAP:


                                          Historical Amounts                                  As reported in Unaudited
                                        Converted to US Dollars        Adjustments to            Pro Forma Combined
                                              in UK GAAP                  US GAAP               Statement of Income
                                        -----------------------      ------------------       ------------------------
Revenues                                $                  7146      $                        $                  7,146

Cost of goods sold                                        5,884                                                  5,884
                                        -----------------------      ------------------       ------------------------
  Gross profit                                             1262                      0                           1,262

Selling, general
  and administrative expenses                             1,967                                                  1,967
                                        -----------------------      ------------------       ------------------------
Operating loss                                             (705)                     0                            (705)
                                        -----------------------      ------------------       ------------------------
Other (income) expense:

  Interest expense                                          103                                                    103

  Other, net                                                  0                                                      0
                                        -----------------------      ------------------       ------------------------
Loss before provision
   for income taxes                                        (808)                     0                            (808)

(Benefit) provision for
 income taxes                                                24                    (125) (1)                      (101)
                                        -----------------------      ------------------       ------------------------

Net (loss) income                       $                  (832)     $              125       $                   (707)
                                        =======================      ==================       ========================

(1) Under UK GAAP, deferred taxation is provided under the liability method only to the extent that an asset or liability will materialize. Under US GAAP deferred tax liabilities or assets are provided on all temporary timing differences existing at the end of a financial period. For the purposes of the above adjustment, a deferred tax provision has been recognized for all timing differences.

                             ERC INDUSTRIES, INC.
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                        HISTORICAL                                   PRO FORMA
                                        ------------------------------------------      -----------------------------------
                                                ERC                  SEABOARD
                                         NINE MONTHS ENDED       NINE MONTHS ENDED
                                        SEPTEMBER 30, 1996      SEPTEMBER 30, 1996                            CONSOLIDATED
                                                US$                     US$             ADJUSTMENTS               TOTAL
                                        ------------------      ------------------      ------------           ------------
Revenues                                $           34,949      $            6,137                             $     41,086

Cost of goods sold                                  26,924                   4,977      $       (225) (a)            31,676
                                        ------------------      ------------------      ------------           ------------
  Gross profit                                       8,025                   1,160               225                  9,410
                                        ------------------      ------------------      ------------           ------------

Selling, general
  and administrative expenses                        6,906                   1,481              (105)(c, d ,e)        8,282
                                        ------------------      ------------------      ------------
Operating (loss) income                              1,119                    (321)              330                  1,128
                                        ------------------      ------------------      ------------           ------------
Other (income) expense:

  Interest expense                                     211                      83                72 (b)                366

  Other, net                                           (34)                      0                 0                    (34)
                                        ------------------      ------------------      ------------           ------------
(Loss) income before provision
 for income taxes                                      942                    (404)              258                    796

(Benefit) provision for
 income taxes                                          370                     (39)                0                    331
                                        ------------------      ------------------      ------------           ------------
Net (loss) income                       $              572      $             (365)     $        258           $        465
                                        ==================      ==================      ============           ============
Net income per share                    $             0.03                                                     $        .03
                                        ------------------                                                     ------------
Weighted average
  shares outstanding                                16,990                                                           16,990
                                        ==================                                                     ============


                             ERC INDUSTRIES, INC.
           NOTES TO THE PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                              SEPTEMBER 30, 1996

One UK pound sterling equivalent to $1.54, which represents the average exchange rate for the period.

a) To record the estimated cost savings from the headcount reduction of 10 employees that was effected immediately upon the acquisition.

b) To record interest cost for debt incurred by ERC Industries to finance the acquisition of Seaboard.

c) To remove the historical goodwill amortization recorded by Seaboard during the nine months of $54,000.

d) Amortization of goodwill recorded in the acquisition of Seaboard of $24,000 for the nine months.

e) To subtract corporate charge by previous management group to Seaboard for certain management fees ($75,000 for the nine months).



The following adjustments were made to the historical financials of Seaboard Lloyd Limited in order to restate historical financial statements to US GAAP:


                                            Historic Amounts                                  As reported in Unaudited
                                        Converted to US Dollars        Adjustments to            Pro Forma Combined
                                              in UK GAAP                  US GAAP               Statement of Income
                                        -----------------------      ------------------       ------------------------
Revenues                                $                 6,137      $                        $                  6,137

Cost of goods sold                                        4,977                                                  4,977
                                        -----------------------      ------------------       ------------------------
  Gross profit                                            1,160                      0                           1,160

Selling, general
  and administrative expenses                             1,481                                                  1,481
                                        -----------------------      ------------------       ------------------------
Operating (loss) income                                    (321)                     0                            (321)
                                        -----------------------      ------------------       ------------------------
Other (income) expense:

  Interest expense                                           83                                                     83

  Other, net                                                  0                                                      0
                                        -----------------------      ------------------       ------------------------
Loss before provision
   for income taxes                                        (404)                     0                            (404)

(Benefit) provision for
 income taxes                                                23                    (62) (1)                        (39)
                                        -----------------------      ------------------       ------------------------

Net (loss) income                       $                  (427)     $              62        $                   (365)
                                        =======================      ==================       ========================

(1) Under UK GAAP, deferred taxation is provided under the liability method only to the extent an asset or liability will materialize. Under US GAAP deferred tax liabilities or assets are provided on all temporary timing differences existing at the end of a financial period. For the purposes of the above adjustment, a deferred tax provision has been recognized for of all timing differences.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ERC Industries, Inc.



                                 By: /s/ Wendell R. Brooks
                                     -------------------------------------
                                     Wendell R. Brooks
                                     President and Chief Executive Officer



Date: December 12, 1996